IMPORTANT

                            YOUR PROXY CARD IS BELOW

To control the cost and excess distribution of our annual report and proxy materials, you may have shares from multiple sources combined on this proxy card. Here is a key to assist you in understanding which sources are represented by this proxy card.

     COM - Shares held in your shareholder account at Bank of Boston

Employee shareholders may also have:

 RES - Restricted shares held in your restricted stock account at Bank of Boston TSP - Shares held in the Tandy Stock Plan
 Note: A separate proxy card will be sent for shares you hold in the Tandy Fund.


Please follow these steps:

     1.  Clearly mark your voting selection on the reverse side.
     2.  Sign and date your card on the reverse side.
     3.  Detach and return in the enclosed postage-paid envelope.


                                TANDY CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING ON MAY 15, 1997

     The undersigned hereby appoints John V. Roach, Jack L. Messman, Thomas G. Plaskett and John A. Wilson, and each or any of them, attorneys and proxies of the undersigned, with full power of substitution, to vote all the shares of common stock of the Corporation held by the undersigned at the Annual Meeting of Stockholders of Tandy Corporation at Fort Worth, Texas on May 15, 1997, or any adjournment thereof, as indicated on this proxy, and in their discretion on any other matters which may properly come before the meeting. if no directions are given, this Proxy will be voted 'FOR' Items 1 and 2.

     TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE - NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

[  x  ] Please mark
        votes as in
        the example.

THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR:
1.  Election of Directors                        2.  Adoption of the Tandy
Nominees:  James I. Cash,                        Corporation 1997 Incentive
Jr., Lewis F. Kornfeld, Jr.,                     Stock Plan.
Jack L. Messman, William G.
Morton, Jr., Thomas G.
Plaskett, John V. Roach,
Leonard H. Roberts, Alfred J.
Stein, William E. Tucker,
John A. Wilson

[    ]  FOR       [    ]  WITHHELD           [ ] FOR  [ ] AGAINST [ ] ABSTAIN
        ALL               FROM ALL
        NOMINEES          NOMINEES



[    ]
        For all nominees except those written on line above



[    ]  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT


Please Sign Exactly an Your Name Appears on This Proxy,
Date and Promptly Return This Proxy in the Enclosed
Envelope.



Signature:                 Date:         Signature:                 Date:



                                TANDY CORPORATION
                              1800 One Tandy Center
                             Fort Worth, Texas 76102



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held On May 15, 1997




   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Tandy Corporation will be held at the Worthington Hotel, 200 West Second Street, Fort Worth, Texas 76102, on Thursday, May 15, 1997, at 10:00 a.m. for the following purposes:

   (1)To elect directors to serve for the ensuing year and until their respective successors are elected;

   (2)To adopt the Tandy Corporation 1997 Incentive Stock Plan; and

   (3)To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

   The transfer books will not be closed. The date fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of, and to vote at, said Annual Meeting or any adjournment or adjournments thereof is the close of business on March 18, 1997.

                                    By Order of the Board of Directors

                                          HERSCHEL C. WINN
                                        Senior Vice President
Fort Worth, Texas                           and Secretary
March 28, 1997

IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, MANAGEMENT ASKS THAT YOU SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT AT ONCE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED AT THE MEETING BY (A) FILING WITH THE COMPANY, AT OR BEFORE THE ANNUAL MEETING, A WRITTEN NOTICE OF REVOCATION BEARING A LATER DATE THAN THE PROXY, (B) DULY EXECUTING A SUBSEQUENT PROXY RELATING TO THE SAME VOTING SECURITIES AND DELIVERING IT TO THE COMPANY AT OR BEFORE THE ANNUAL MEETING OR (C) ATTENDING THE ANNUAL MEETING, FILING A WRITTEN REVOCATION OF PROXY AND VOTING IN PERSON (ATTENDANCE AT THE ANNUAL MEETING AND VOTING WILL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF A PROXY).






                      (THIS PAGE INTENTIONALLY LEFT BLANK)







                                      30


                                      1
                                 PROXY STATEMENT
                                TANDY CORPORATION
                              1800 One Tandy Center
                             Fort Worth, Texas 76102

             ANNUAL MEETING OF STOCKHOLDERS OF TANDY CORPORATION
                      TO BE HELD ON THURSDAY, MAY 15, 1997

   This Proxy Statement is being furnished to stockholders of Tandy Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of record of the Company's voting securities as of the close of business on March 18, 1997 (the "Annual Meeting Record Date"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 15, 1997, at 10:00 a.m. (Central Daylight Savings Time) at the Worthington Hotel, 200 West Second Street, Fort Worth, Texas 76102, and at any adjournment or postponement thereof. This Proxy Statement is first being mailed to the holders of the Company's voting securities on or about March 28, 1997.

                         PURPOSES OF THE ANNUAL MEETING

   At the Annual Meeting, holders of shares of Company securities entitled to vote at the Annual Meeting will be asked to consider and to vote upon the following matters:

   (i) the election of 10 directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected;

   (ii) the adoption of the Tandy Corporation 1997 Incentive Stock Plan (see "Tandy Corporation 1997 Incentive Stock Plan"); and

   (iii) such other business as may properly come before the meeting.

   The Board unanimously recommends a vote FOR the Election of the Board's nominees for election as directors of the Company and has unanimously approved and determined to be advisable the adoption of the Tandy Corporation 1997 Incentive Stock Plan and unanimously recommends that holders of the Company's voting securities vote FOR the Tandy Corporation 1997 Incentive Stock Plan. As of the date of this Proxy Statement, the Board knows of no other business to come before the Annual Meeting.

                       VOTING RIGHTS AND PROXY INFORMATION

   Only holders of record of shares of the Company's Common Stock and the Company's Series B TESOP Convertible Preferred Stock (the "TESOP Stock") as of the Annual Meeting Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. The holders of shares of Company Common Stock are entitled to one vote per share (a "Common
Stock Vote") on any matter which may properly come before the Annual Meeting. The holders of TESOP Stock are entitled to 21.768 Common Stock Votes per share.

   As of the Annual Meeting Record Date, the total number of Common Stock Votes represented by the voting securities of the Company entitled to vote were 57,976,875. Specifically, there were 56,166,586 shares of Company Common Stock outstanding, representing 56,166,586 Common Stock Votes; and 83,162 shares of TESOP Stock outstanding, representing 1,810,289 Common Stock
Votes.

   As of the Annual Meeting Record Date, a total of 83,162 shares of TESOP Stock were held in the Tandy Fund. Each participant in the Tandy Fund is entitled to direct the Tandy Fund Trustee with respect to the voting of the TESOP Stock allocated to his or her account. If a participant does not direct the Tandy Fund Trustee with respect to the voting of the TESOP Stock, the Trustee will vote such securities, in the same proportion as other participants who have directed the Trustee with respect to allocated shares. The Trustee will also vote all unallocated TESOP Stock held by the Tandy Fund in such proportion. Also, as of the Annual Meeting Record Date a total of 1,006,000 shares of Restricted Company Common Stock were held by RadioShack and Computer City Store Managers. Each holder is entitled to vote each share of Restricted Company Common Stock.

   The presence, either in person or by properly executed proxy, of the holders of a majority of the Common Stock Votes as of the Annual Meeting Record Date is necessary to constitute a quorum at the Annual Meeting. Shares held by holders who are either present in person or represented by proxy who abstain will be treated as present for quorum purposes on all matters.

   The affirmative vote of at least a majority of the Common Stock Votes entitled to vote and represented in person or by properly executed proxy at the Annual Meeting is required to approve the adoption of the Tandy Corporation 1997 Incentive Stock Plan.

   The affirmative vote of a plurality of the Common Stock Votes entitled to vote and represented in person or by properly executed proxy at the Annual Meeting is required to approve the election of each of the Company's nominees for election as a director. With respect to the election of directors, shares that abstain will be included in the vote total as withholds (i.e., votes against the Company's nominees for election).

   The affirmative vote of a majority of the Common Stock Votes entitled to vote and represented in person or by properly executed proxy at the Annual Meeting is required, for all matters other than the election of directors. For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote. For purposes of determining whether a proposal has received a majority vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial holders of Company Common Stock who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

   All voting securities that are represented at the Annual Meeting by properly executed proxies received by the Corporate Secretary prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's nominees for election as directors of the Company, and FOR approval of the Tandy Corporation 1997 Incentive Stock Plan.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same voting securities and delivering it to the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting, filing a written revocation of proxy and voting in person (attendance at the Annual Meeting and voting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy or subsequent proxies should be received by mail or hand delivered to Tandy Corporation, Attention: Ms. Jana Freundlich, Assistant Secretary, 100 Throckmorton Street, Suite 1700, Fort Worth, Texas 76102-2818.

   The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Company Common Stock, Restricted Company Common Stock and TESOP Stock, and will reimburse them for their expenses in so doing. In addition, the Company may engage D.F. King & Co., Inc., for a fee anticipated not to exceed $2,800 plus out-of-pocket expenses, to provide proxy solicitation services. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal interview, mail, telephone, facsimile or other electronic means.


                               NO APPRAISAL RIGHTS

   Stockholders of the Company will not be entitled to appraisal rights under Delaware corporation law in connection with the vote on the nominees for directors or the vote on the Tandy Corporation 1997 Incentive Stock Plan.


                  NOMINEES FOR ELECTION OF COMPANY DIRECTORS

   Ten persons have been nominated for election as directors of the Company at the Annual Meeting. All of these nominees are now serving on the Board and all were previously elected by the stockholders except Mr. Roberts, who was elected by the Board of Directors March 1, 1997. It is the intention of the persons named in the accompanying form of proxy card to vote for the nominees for election as directors of the Company listed below unless authority to so vote is withheld. All nominees have indicated their willingness to serve for the ensuing term. If any nominee is unable or should decline to serve as a director at the date of the Annual Meeting, it is the intention of the persons named in the proxy card to vote for such other person or persons as they in their discretion shall determine.

   The nominees for directors of the Company are listed below:
                                                                 A Director
  Name, Age, and Business Experience                            Continuously
        During the Last Five Years                                  Since

James I. Cash, Jr. (49)                                                 1989
Professor, Harvard University Graduate School of Business Administration.

Lewis F. Kornfeld, Jr. (80)                                             1975
Retired Vice Chairman, Tandy Corporation, and Retired President, RadioShack Division.

Jack L. Messman (57)                                                    1993
Chairman and Chief Executive Officer, Union
Pacific Resources Group Inc. (Independent oil and gas producer), since October 1996; President and Chief Executive Officer of Union Pacific Resources
Group Inc. (independent oil and gas producer) since
May 1995 and President and Chief Executive Officer,
Union Pacific Resources Company since 1991.

William G. Morton, Jr. (60)                                             1987
Chairman and Chief Executive Officer,
Boston Stock Exchange, Inc.

Thomas G. Plaskett (53)                                                 1986
Chairman, NeoStar Retail Group , Inc. (a consumer software retailer), since September 1996; Chairman, Greyhound Lines, Inc. (transportation company), since
March 1995;  Business  Consultant,  since
November 1991;  interim President and Chief Executive
Officer,  Greyhound Lines,  Inc., August 1994 to
November 1994; Chairman, Pan Am Corporation
(a holding company for aviation business),  January
1988 to January 1992.

John V. Roach (58)                                                      1980
Chairman and Chief Executive Officer,
Tandy Corporation; President, Tandy
 Corporation until January 1996.

Leonard H. Roberts (48)                                                 1997
President, Tandy Corporation since January 1996;
President, RadioShack Division since July 1993;
Chairman and Chief Executive Officer, Shoney's Inc.
(restaurant chain) July 1989  to January 1993.

Alfred J. Stein (64)                                                    1981
Chairman and Chief Executive Officer,
VLSI Technology, Inc. (manufacturer
of semiconductors).

William E. Tucker (64)                                                  1985
Chancellor, Texas Christian University

John A. Wilson (75)                                                     1974
Retired Chairman, President and
Chief Executive Officer, Color Tile, Inc.
(home improvement company).


             INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

  The Board held five meetings during 1996.

  The current Audit Committee members are Messrs. Cash, Plaskett (Chairman), Tucker and Wilson. The functions of this Committee include: reviewing the engagement of the independent accountants, the scope and timing of the audit and certain non-audit services to be rendered by the independent accountants; reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls; and reviewing the report of the independent accountants upon completion of its audit. This Committee met three times during 1996.

  The current Executive Committee members are Messrs. Kornfeld, Messman, Roach, Stein, and Wilson (Chairman). This Committee has the authority to exercise all of the powers of the full Board with certain exceptions relating to major corporate matters. This Committee is available to review with members of management certain areas of the Company's operations and to act in an emergency or on routine matters when it is impractical to assemble the entire Board for a meeting. This Committee met five times during 1996.

  The current Organization and Compensation Committee members are Messrs. Cash, Messman (Chairman), Morton and Plaskett. The principal functions of this Committee are to review and make recommendations to the Board concerning compensation plans, appointments and promotions to official positions, and corporate structure. This Committee also makes grants of stock options to Executive Officers and other employees. This Committee met five times during 1996.

  The current Nominating Committee members are Messrs. Kornfeld, Morton, Stein (Chairman) and Tucker. This Committee reviews and makes recommendations to the Board with respect to candidates for directors of the Company, compensation of Board members and assignment of directors to committees of the Board. It also reviews and approves or denies requests by corporate officers to serve on the boards of outside companies. This Committee met three times during 1996. Stockholders who wish to nominate persons for election as directors at the 1998 Annual Meeting, which is now scheduled to be held on May 21, 1998, must give notice of their intention to make a nomination in writing to the Secretary of the Company on or before February 14, 1998. Each notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and the name and address of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission as then in effect; and (e) the consent of each nominee to serve as director of the Corporation if so elected.

  Mrs. Donna R. Ecton served on the Audit and Nominating Committees until her resignation from the Board of Directors on August 6, 1996. Mr. Jesse L. Upchurch served on the Organization and Compensation and Nominating Committees until his resignation from the Board of Directors on January 15, 1997. All nominees for director attended more than 75% of the meetings of the Board and committees, collectively, of which they were a member.

  Certain of the Company's directors serve on the boards of directors of other publicly held companies as follows: Mr. Cash serves on the boards of Cambridge Technology Partners, Inc.; Knight Ridder, Inc.; State Street Boston Corporation; Chubb Corporation and WinStar Communications, Inc.; Mr. Messman serves on the boards of Novell, Inc.; Safeguard Scientifics, Inc.; Union Pacific Resources Group Inc.; US Data Corporation and Cambridge Technology Partners, Inc.; Mr. Morton serves on the boards of 13 funds managed by Morgan Stanley Asset Management, Inc.; Mr. Plaskett serves on the boards of Greyhound Lines, Inc.; Smart & Final Inc. and NeoStar Retail Group, Inc.; Messrs. Roach and Tucker serve on the board of Justin Industries, Inc.; Mr. Stein serves on the boards of VLSI Technology, Inc. and Applied Materials, Inc. On September 16, 1996, NeoStar Retail Group Inc. ("NeoStar") filed for protection under the Federal bankruptcy laws. In connection with a plan of reorganization, Mr. Plaskett was named Chairman of NeoStar.

                             DIRECTORS COMPENSATION

  Under the Tandy Corporation 1993 Incentive Stock Plan (the "1993 ISP"), directors of the Company who are not full-time employees of the Company or its subsidiaries are paid an annual retainer of $24,000, payable quarterly. Each non-employee director also has the right to file a six month irrevocable election to have 50% or 100% of this annual retainer fee paid in shares of Company Common Stock. Each committee chairman receives an additional $2,500 per year. Expenses of attendance at meetings are paid by the Company. Non-employee directors receive an additional $750 for each Board meeting attended in person and $500 for each committee meeting attended in person if held more than 24 hours before or after a board meeting. When attendance is by telephone, these meeting fees are reduced to $250.

  Also under 1993 ISP, which commenced in September 1993 and was amended May 18, 1995, each director automatically is granted non-qualified stock options to purchase 4,000 shares of Company Common Stock on the first trading day in September of each year that he or she serves as a director. Each new director also receives a one time grant of an option to purchase Company Common Stock for 5,000 shares on the date they attend their first Board meeting. In 1996, each non-employee director received an option grant of 4,000 shares on September 1, 1996. The option exercise price is set at the fair market value (as defined in the 1993 ISP) of a share of Company Common Stock on the first trading day immediately preceding the date of grant. The options vest in three equal increments on the first, second and third annual anniversaries of the date of grant.

  Under the proposed Tandy Corporation 1997 Incentive Stock Plan (the "1997 ISP") if approved by the stockholders, each director will receive options to purchase 4,000 shares of Company Common Stock during every year that he or she serves as director. Each new director will also receive a one-time grant of an option to purchase Company Common Stock for 5,000 shares on the date he or she attends his or her first Board meeting. The option exercise price will be set at the fair market value (as defined in the 1997 ISP) of a share of Company Common Stock on the first trading day immediately preceding the date of grant. The options will vest in three equal increments on the first, second and third annual anniversaries of the date of grant. These new option grants will commence upon the decision of the Organization and Compensation Committee of the Board. No annual grant of 4,000 shares or one time grant of 5,000 shares will be made under both the 1993 ISP and 1997 ISP in the same year, but the Committee may elect from which of the plans (1993 ISP or 1997 ISP) to issue options.

  Directors   Special   Compensation   Plan.  The  Company  has   established  a
compensation plan for non-employee directors providing for the payment of benefits following retirement, death or total disability while serving as a director (the "Directors Plan"). To qualify for these benefits, the director must have attained 60 years of age and served as a non-employee director for 60 consecutive months immediately preceding retirement, death or total disability. A retired director agrees to perform consulting services to the Board, its committees and the Company without additional compensation during the period in which benefits are received.

  The Directors Plan provides that, upon retirement or total disability, an eligible director is paid two-thirds of the annual director's fee for the lesser of 10 years or the number of years (or partial years) a non-employee director has continuously served as a non-employee director preceding his or her retirement, death or disability. For retirement, death or total disability occurring at ages 73, 74 and 75, the benefit is reduced by 33-1/3%, 66-2/3% and 100%, respectively. For retirement, death or total disability occurring after age 72, but before age 73, or between ages 73 and 74 or between ages 74 and 75, the director will receive a proportionate amount of the reduced payment that would be due on his or her next birthday. Upon death, the director's beneficiary is paid the aggregate amount remaining due in a lump sum.

  Directors agree that during the time they are receiving benefits, and for one year after the cessation of payment of benefits, they shall not engage in any activity that is in competition with the Company. A non-employee director who, by reason of past employment with the Company, is receiving benefits under the Salary Continuation Plan for Executive Employees of Tandy Corporation and Subsidiaries or the Officers Deferred Compensation Plan (see "Retirement Compensation") does not receive any payments under the Directors Plan until all benefits under such other plans have been paid in full.

  The Directors Plan may be terminated by the Company at any time in its entirety or as to any director. Notwithstanding any such termination, a non-employee director qualified to receive benefits as of the date of
termination  is  entitled  to  receive   benefits  earned  as  of  the  date  of
termination, unless the non-employee ceased to be a director for reasons involving fraudulent or dishonest conduct or an indictment for a felony involving moral turpitude.

  Deferred Compensation Plan for Directors. The Company has a deferred compensation plan for non-employee directors whereby such directors may elect to defer payment of all or a specified part of the fees payable for services rendered to or on behalf of the Company. Under the plan, all deferred fees and interest are held in the general funds of the Company and are credited to such director's account. Interest is credited at the end of each quarter based on the balance in the account at the end of the quarter at the rate of 1% below the prime rate as published by The Chase Manhattan Bank in effect from time to time during the quarter. The director may elect to receive deferred fees either in a lump sum on a date specified by him or her, in substantially equal annual installments not exceeding ten payments or if no election is made by the director, then in a lump sum payment 60 days after he or she ceases to be a director. Upon a change in control of the Company, a director will receive any deferred fees in a lump sum.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                          OF COMPANY VOTING SECURITIES

  The following table sets forth, as of the Annual Meeting Record Date, certain information with respect to the beneficial ownership of the Company's voting securities by (i) each current director of the Company, (ii) each of the five most highly compensated current Executive Officers of the Company for the year ended December 31, 1996, (iii) the Company's current directors and officers as a group and (iv) persons known to the Company to own beneficially more than 5% of any class of the Company's voting securities, except for the Tandy Fund Trustee, which holds 100% of the outstanding TESOP Stock for the benefit of Tandy Fund participants:

                                                       Amount
                                                    Beneficially     Percent
Title of         Name and Title                        Owned        of Class
Class                                                                  (8)
-------------    ---------------------------        -------------   -----------
Common Stock     James I. Cash, Jr., Director          10,205(1)      .0176
Common Stock     Lewis F. Kornfeld, Jr.,Director       17,999(1)      .0310
Common Stock     Jack L. Messman, Director              8,261(1)      .0142
Common Stock     William G. Morton, Jr., Director       9,999(1)      .0172
Common Stock     Thomas G. Plaskett,Director            9,999(1)      .0172
Common Stock     John V. Roach, Chairman              506,847(2)      .8742
                    and Chief Executive Officer
Common Stock     Leonard H. Roberts,                   88,131(2)      .1520
                    President and President,
                    RadioShack Division
Common Stock     Alfred J. Stein, Director              9,705(1)      .0167
Common Stock     William E. Tucker,Director            15,705(1)      .0271
Common Stock     John A. Wilson, Director             157,999(1)(3)   .2725
Common Stock     Dwain H. Hughes, Senior               44,710(2)      .0771
                    Vice President and Chief
                    Financial Officer
Common Stock     Robert M. McClure, Senior             90,918(2)      .1568
                     Vice President - Tandy
                    Retail Services
Common Stock     Herschel C. Winn, Senior             161,880(2)      .2792
                    Vice President and Secretary
Common Stock     Directors and Executive            1,292,263(3)(4)  2.2289
                    Officers as a group(20 people)
Common Stock     Trimark Financial Corporation      2,883,000(5)     4.8864(5)
Common Stock     Mellon Bank Corporation            2,819,000(6)     4.8623(6)
Common Stock     FMR Corp.                          5,213,894(7)     8.9931(7)

 (1) Included in the shares beneficially owned for each of the non-employee directors indicated are 7,999 shares of Company Common Stock, except for Messrs. Kornfeld, Morton and Wilson who hold 6,999 shares of Company Common Stock, subject to currently exercisable options under the Tandy Corporation 1993 Incentive Stock Plan. Each director disclaims beneficial ownership of the shares of Company Common Stock subject to currently exercisable options.

(2) The amount beneficially owned includes the following shares and the listed individuals have sole voting and investment power over the shares shown except as follows: (a) Mr. Roach disclaims beneficial ownership of 40.770 shares of TESOP Stock held by the Tandy Fund Trustee, 16,042 shares of Company Common Stock held in the Tandy Employees Supplemental Stock Program ("SUP"), 9,053 shares of Company Common Stock held by the Tandy Fund Trustee, 8,000 shares of restricted Company Common Stock, which are forfeitable, granted under the 1993 ISP, and 371,950 shares of Company Common Stock subject to currently exercisable options; (b) Mr. Roberts disclaims beneficial ownership of 8.504 shares of TESOP Stock held by the Tandy Fund Trustee, 3,882 shares of Company Common Stock held in the SUP, 237 shares of Company Common Stock held by the Tandy Fund Trustee, 5,334 shares of restricted Company Common Stock, which are forfeitable, granted under the 1993 ISP, and 61,470 shares of Company Common Stock subject to currently exercisable options; (c) Mr. Hughes disclaims beneficial ownership of
15.140 shares of TESOP Stock held by the Tandy Fund Trustee, 2,040 shares of Company Common Stock held in the SUP, 2,203 shares of Company Common Stock held by the Tandy Fund Trustee, 2,334 shares of restricted Company Common Stock, which are forfeitable, granted under the 1993 ISP, 30,953 shares of Company Common Stock subject to currently exercisable options, and 200 shares of Company Common Stock held for the benefit of his children under the Uniform Gifts to Minors Act; (d) Mr. McClure disclaims beneficial ownership of 31.196 shares of TESOP Stock held by the Tandy Fund Trustee, 4,121 shares of Company Common Stock held in the SUP, 3,317 shares of Company Common Stock held by the Tandy Fund Trustee, 1,000 shares of restricted Company Common Stock, which are forfeitable, granted under the 1993 ISP, and 74,022 shares of Company Common Stock subject to currently exercisable options; and (e) Mr. Winn disclaims beneficial ownership of 31.787 shares of TESOP Stock held by the Tandy Fund Trustee, 4,813 shares of Company Common Stock held in the SUP, 6,088 shares of Company Common Stock held by the Tandy Fund Trustee, 1,000 shares of restricted Company Common Stock, which are forfeitable, granted under the 1993 ISP, and 112,963 shares of Company Common Stock subject to currently exercisable options. All shares held in the SUP are held for the benefit of the participants and such shares are voted by the SUP trustee pursuant to the New York Stock Exchange ("NYSE") rules.

(3) All non employee directors have sole voting and investment power over the shares shown except for Messrs. Kornfeld and Wilson. Mr. Kornfeld disclaims beneficial ownership of 5,900 shares of Company Common Stock owned by a trust of which he is the sole beneficiary. Mr. Wilson disclaims beneficial ownership of 150,000 shares of Company Common Stock held in a trust of which he is the trustee.

(4) Includes shares beneficially owned by the 12 persons currently serving as Executive Officers of the Company as of the Annual Meeting Record Date: 818,291 shares of Company Common Stock subject to currently exercisable options; 1,523 shares of Company Common Stock held in the Tandy Stock Plan (formerly the Tandy Corporation Stock Purchase Program ("SPP")); 201.843 shares of TESOP Stock held in the Tandy Fund; 26,827 shares of Company Common Stock held in the Tandy Fund; 38,753 shares of Common Stock held in the SUP which shares are voted by the SUP trustee pursuant to NYSE rules; and 200 shares of Company Common Stock owned by relatives over which an Executive Officer disclaims beneficial ownership. The aggregate share numbers contained in this footnote include the numbers identified in Footnote (1) above. This number also includes 60,992 shares of Company Common Stock subject to currently exercisable options held by the Directors indicated in footnote (1) and the shares indicated in Footnote (3) above. (5) According to Amendment No. 3 to Form 13G dated February 12, 1996, Trimark Financial Corporation, an investment management company located at One First Canadian Place, Suite 5600, P.O. Box 487, Toronto, Ontario, Canada M5X 1E5, holds sole voting and dispositive power over 2,833,000 shares of Company Common Stock.

(6) According to Amendment No. 2 to Form 13G dated January 18, 1996, Mellon Bank Corporation, a holding corporation organized under the laws of the United States, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, holds sole voting power over 2,193,000 shares, shared voting power over 89,000 shares, sole dispositive power over 2,505,000 shares and shared dispositive power over 295,000 shares of Company Common Stock.

(7) According to Amendment No. 2 to Form 13G dated February 13, 1997, FMR Corp., an investment management corporation organized under the laws of the
Commonwealth of Massachusetts, located at 82 Devonshire Street, Boston, Massachusetts 02109, holds sole voting power over 562,084 shares and sole dispositive power over 5,213,894 shares of Company Common Stock.

(8) No director or Executive Officer beneficially owns Company Common Stock or TESOP Stock in excess of 1% of all of such class of securities issued and outstanding.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the securities laws of the United States, the Company's directors, Executive Officers and all persons holding 10% or more of Company Common Stock are required to report their ownership of the Company's securities and any changes in that ownership to the Securities and Exchange Commission and the NYSE. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during the year ended December 31, 1996. All of these filing requirements were satisfied by the Company's present directors and Executive Officers.

                             EXECUTIVE COMPENSATION

   The following table reflects the cash and non-cash compensation attributable to the Chief Executive Officer of the Company and the four other most highly compensated Executive Officers of the Company for the year ending December 31, 1996.

                        Annual Compensation        Long-Term Compensation
                                (1)

       (a)         (b)      (c)       (d)         (e)        (g)       (i)
Name and                                     Other Annual   Stock   All Other
Principal         Fiscal   Salary    Bonus   Compensation  Options Compensation
Position          Year      ($)        ($)      ($)(2)     ($)(4)     (#)(3)

John V. Roach       1996    770,000         0            0  75,000      115,919
CEO, and            1995    735,000   183,339      498,000  85,000      132,603
Chairman            1994    700,000   350,028            0  65,000      158,858


Leonard H. Roberts  1996    550,000         0            0  60,000       69,135
President, and      1995    500,000   197,693      332,000  50,000       63,309
President,          1994    500,000   314,291            0  36,000       35,265
RadioShack Division

Dwain H. Hughes     1996    240,000         0            0  15,950       33,616
Senior Vice         1995    200,000    49,888      145,250  14,500       28,250
President and CFO   1994    124,900    50,061            0   5,000       28,051


Robert M. McClure   1996    309,000                      0  13,200       31,141
Senior Vice         1995    300,000    43,200       62,250  12,000       42,602
President           1994    300,000    60,023            0  12,000       55,875


Herschel C. Winn    1996    321,000         0            0  20,000       52,988
Sr. V.P. and        1995    300,500   131,249       62,250  19,000       50,001
Secretary           1994    278,300   111,370            0  17,000       62,719

(1) Other than restricted stock awards (see #2 below) for the years shown, the named Executive Officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits. The amounts for perquisites and other personal benefits for the named Executive Officers are not shown because the aggregate amount of such compensation, if any, for each of the named Executive Officers during the fiscal year shown does not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such officer.

(2) Messrs. Roach, Roberts, Hughes, McClure and Winn were granted awards of restricted stock on January 2, 1996 attributable to their calendar year 1995 performance. Therefore the awards are reported as compensation in 1995. The closing price of a share of Company Common Stock at the end of the last completed fiscal year (1995) prior to the date of grant was $41.50 per share. The awards, granted under the 1993 ISP, were 12,000 shares to Mr. Roach, 8,000 shares to Mr. Roberts, 3,500 shares to Mr. Hughes, and 1,500 shares each to Messrs. McClure and Winn.

(3) Includes all options granted during the year under the 1993 ISP, regardless of whether the options are incentive stock options ("ISOs") or non-statutory stock options ("NSOs"). No stock appreciation rights were granted with these options in 1996.

(4) Includes the Company's contributions allocated to the accounts of the Executive Officers participating in the following employee benefit plans: the Tandy Stock Plan, Tandy Fund, and the SUP. The applicable amounts allocated in 1996 to the named Executive Officers in the Tandy Stock Plan, Tandy Fund and SUP are $54,970, $5,726 and $55,223 for Mr. Roach; $21,736, $5,319 and $42,081 for
Mr. Roberts;  $17,188,  $4,385 and $12,043 for Mr. Hughes;  $20,893,  $2,193 and
$8,055  for  Mr.  McClure;  and  $25,973,  $4,941  and  $22,084  for  Mr.  Winn,
respectively. Amounts do not include amounts payable in the event of a change in control of the Company. See "Change in Control Protections."

                         OPTION GRANTS IN THE LAST YEAR

      During the year ended December 31, 1996, options were granted to the following Executive Officers named in the Executive Compensation table. The potential value of such options at the specified rates of appreciation is shown in the table below. The Company's 1985 Stock Option Plan (the "1985 SOP") did not provide for the grant of stock appreciation rights. The 1993 ISP provides for the grant of restricted stock awards and stock appreciation rights; however, no stock appreciation rights were granted in 1996. Restricted stock awards were authorized in 1995 and granted on January 2, 1996.

                                                  Potential realizable Value
                                                  at Assumed Annual Rates (2)
                                                  ---------------------------

     (a)       (b)         (c)           (d)         (e)       (f)        (g)
                        % of Total     Exercise
Name and     Options  Options Granted  or Base
Type of      Granted   to Employees     Price    Expiration     5%        10%
Option (1)     (#)    During the Year ($/Share)    Date        ($)        ($)
----------     ---    --------------- ---------    ----        ---        ---

John V.      75,000      17.93       $40.1875  10/18/2006 $1,895,528 $4,803,638
Roach

Leonard H.   60,000      14.35        40.1875  10/18/2006  1,516,422  3,842,910
Roberts

Dwain H.     15,950       3.81        40.1875  10/18/2006    403,116  1,021,574
Hughes

Robert M.    13,200       3.15        40.1875  10/18/2006    333,613    845,440
McClure

Herschel C.  20,000       4.78        40.1875 10/18/2006     505,474  1,280,970
Winn

(1) All options shown were granted under the 1993 ISP. Generally, no options can be exercised during the 12-month period following the date of grant. ISOs become exercisable as to one-third of the amount of shares on each of the next two annual anniversaries after the date of grant with full vesting on the third annual anniversary date. NSOs become exercisable as to one-fifth of the amount of shares subject to the options on each of the next four annual anniversaries after the date of grant with full vesting on the fifth annual anniversary date. For persons who continue to serve as employees of the Company, ISOs and NSOs expire 10 years from the date of grant under the 1993 ISP. All options were granted at fair market value on the date of grant. The exercise price and any tax withholding may be paid by cash or delivery of already owned shares and cash.

(2) The potential gains reported above are net of the option exercise price, but before taxes associated with the exercise. If these gains are achieved, the value of the Company's Common Stock would likewise be increased 5% or 10%, respectively. These gains are calculated based on the stated assumed rates of appreciation each year over the life of the option. Actual gains, if any, on stock option exercises are dependent on the future performance of Company Common Stock, overall market conditions, as well as the option-holder's continued employment through the option expiration date. The amounts reflected in the table may not necessarily be achieved.

         OPTION EXERCISES IN THE LAST YEAR AND YEAR-END OPTION VALUES

   The following table summarizes individual option exercises during the year ended December 31, 1996, by each of the named Executive Officers and the year-end value of the unexercised options. These options were periodically granted between 1985 and 1996.


(a)                      (b)         (c)                    (d)                         (e)
                                                         Number of                    Value of
                                                        Unexercised                  Unexercised
                        Shares                          Options at                  In-The-Money
                       Acquired                          Year End                    Options at
                          on         Value                  (#)                       Year-End
Name                   Exercise    Realized                                            ($)(1)
                          (#)         ($)       Exercisable  Unexercisable    Exercisable  Unexercisable

--------------         ---------  -----------   --------------------------   -----------------------------

John V. Roach            27,538    $  87,437     371,950         200,050        $3,229,223     $527,649
Leonard H.Roberts             0            0      61,470         134,530           347,773      430,582
Dwain H.Hughes                0            0      30,953          28,497           255,282       71,596
Robert M.McClure         83,741    1,795,808      74,022          32,450           304,052      115,653
Herschel C.Winn           8,915       26,867     112,963          48,050         1,048,620      144,541

(1) For purposes of calculating whether an option was "In-The-Money", this chart uses the December 31, 1996, fair market value for Company Common Stock of $44.63.

                             RETIREMENT COMPENSATION

  The Plans. Under the Salary Continuation Plan for Executive Employees of Tandy Corporation and Subsidiaries ("SCP") established in 1979 and the Officers Deferred Compensation Plan ("DCP") established in 1986 (hereinafter collectively the "Plans"), the Insurance Committee of the Board may select full-time executive employees for participation therein. As of December 31, 1996, a total of 38 executive employees of the Company were participants in one or both of the Plans. The Plans generally provide for the payment of reduced benefits following a participant's early retirement between the ages of 55 and 65, full benefits between the ages of 65 and 70, reduced benefits between the ages of 70 and 75, or for payment of a death benefit to the participant's designated beneficiary in the event of death prior to age 75 during employment. One Executive Officer was a participant under a plan called the Special Compensation Plan No. 1 ("SPC1") and is similar to the DCP except that the SPC1 provides for vesting at 100% at age 65. Another Executive employee was a participant under a plan called the Special Compensation Plan No. 2 ("SPC2") and is similar to the DCP except that the SPC2 provides for vesting at the 75% level at age 60 and early retirement commencing at age 60 instead of age 55 as provided in the DCP. All sums due under the Plans are payable in 120 equal monthly installments to the participant or, in the event of death, to his beneficiary. The payments are general obligations of the Company that are funded in part by life insurance policies owned by the Company which name the Company as beneficiary.

  Under the Plans, the Insurance Committee determines an amount designated herein as the "Retirement Compensation Amount" for each participant. The amount established by the Insurance Committee does not necessarily bear any relationship to the participant's present compensation, final compensation or years of service. As of December 31, 1996, the benefit payable to participants upon retirement or death during employment is a function of the "Retirement Compensation Amount" and the age of the participant at death or retirement, as set out in the following table:

 RetirementCompensation                  Annual Benefit
       Amount                  Age at Date of Retirement or Death
 --------------------    ----------------------------------------------
                         55 (1)        65 to 70      71 (2)      75 (2)
                         ------        --------      ------      ------
     $ 212,500          $106,250       $212,500      $170,000       $0
       225,000           112,500        225,000       180,000        0
       237,500           118,750        237,500       190,000        0
       487,500           243,750        487,500       390,000        0
       650,000           325,000        650,000       520,000        0

(1)Proportionately increases from 50% to 100% between age 55 and age 65.
(2)Proportionately decreases from 100% to 0% between age 70 and age 75.

   The Retirement Compensation Amount at death, during employment or retirement at age 65 for the Executive Officers listed in the Executive Compensation table at December 31, 1996, would have been as follows:

                               SCP           DCP                     Total
                               ---           ---                     -----
John V. Roach               $ 300,000     $350,000                 $650,000
Leonard H.Roberts                0         487,500                  487,500
Dwain H. Hughes                  0         212,500                  212,500
Robert M.McClure              75,000       150,000                  225,000
Herschel C. Winn             125,000       112,500                  237,500

      Special Provisions of the SCP. The SCP provides for payments to be made to certain executive employees in the event of their voluntary or involuntary termination of employment following a Change of Control, as defined in a 1984 letter of amendment to the SCP. In the event that the Company experiences a Change of Control, each executive employee who is subject to such letter amendment becomes immediately vested at the age 65 benefit level for a period of three years and if his or her employment with the Company ceases, whether voluntarily or involuntarily, during this three year period, he or she will receive payments equal to the annual retirement benefit at age 65. Payment is made in 120 equal monthly installments to the participant or to his or her beneficiary.

   Special Provisions of the DCP. The DCP provides that for one year following the occurrence of a Change in Control, as defined in the DCP, it shall not be terminated or amended in any way, nor shall the manner in which the DCP is administered be changed in any way which adversely affects the rights of participants or beneficiaries in the DCP. Upon a Change in Control the provisions of the DCP provide that any benefit due under the DCP shall be (1) offset by any outstanding loan of the participant, and (2) forfeited if the participant engages in any activity that is in competition with the Company. Additionally, in the event of a Change in Control, each participant in the DCP becomes immediately vested at the age 65 benefit level and if the participant's employment is terminated for any reason following a Change in Control, the Company must make a lump-sum payment equal to the present value of the age 65 benefit level discounted for interest only at the Pension Benefit Guaranty Company's Immediate Annuity Rate used to value benefits for single-employer plans terminating on the date that the participant's employment was terminated.

                          CHANGE IN CONTROL PROTECTIONS

   In addition  to the change in control  protections  contained  in the DCP and
SCP,  as  described  above  in  "Retirement   Compensation,"   the  Company  has
implemented the following additional change in control protections.

   Bonus Guarantee Letter Agreements. The Company currently has letter agreements (the "Bonus Guarantee Letter Agreements") with all of the Executive Officers named in the Executive Compensation table, which provide that, if they are employed by the Company on the date of a "Change in Control" (as defined in the Bonus Guarantee Letter Agreements), then for the fiscal year during which a Change in Control occurs (the "Change in Control Year") they will receive an annual bonus following a Change in Control at least equal to the highest annual bonus paid or payable to them in respect of any of the three full fiscal years ended prior to a Change in Control (i) for the Change in Control Year, provided the Executive Officer remains in the employment of the Company on the last day of the Change in Control Year, and (ii) for the fiscal year ended prior to a Change in Control if the amount of their annual bonus for such year has not yet been determined at the time of the Change in Control. The Bonus Guarantee Letter Agreements have an initial term of 24 months, subject to automatic successive one-year extensions unless written notice not to extend is given by the Company within 90 days prior to any extension. At December 31, 1996, the Company had issued similar bonus guarantee letters to approximately 176 other officers and employees of the Company providing that in the event of a Change in Control, each such employee would receive a minimum annual bonus following a Change in Control as provided for in such bonus guarantee letters. Assuming a Change in Control occurred on the date of this Proxy Statement; that all of the named Executive Officers were still employed on that date; and that the named Executive Officers' employment had terminated on that date, it is estimated that the minimum bonuses payable under the Bonus Guarantee Letter Agreements would be $350,028 for Mr. Roach, $314,291 for Mr. Roberts, $50,061 for Mr. Hughes, $60,023 for Mr. McClure, and $131,249 for Mr. Winn.

   Benefit Protections. The Board has included change in control protections in the Tandy Fund, SUP, Tandy Stock Plan, DCP, Post Retirement Death Benefit Plan ("DBP"), 1985 SOP, 1993 ISP and several other plans. The DCP and SCP change in control provisions are described above. The Tandy Fund provides that for a period of one year following a "Change in Control," as defined in such plan, the plan may not be terminated or amended in any way that would adversely affect the computation or amount of, or entitlement to, the benefits under the plan. The SUP and Tandy Stock Plan contain similar protections, and also provide that in the event of a "Change in Control," as defined in such plans, the Company may not reduce the level of its contributions to the SUP and Tandy Stock Plan in effect immediately prior to the Change in Control. The Tandy Stock Plan additionally provides that in the event of a Change in Control or a tender offer, other than an issuer tender offer, the Company shall distribute to each participant in the Tandy Stock Plan all Company Common Stock held by the Company which was credited to the participant's account under the Tandy Stock Plan. The change in control provisions of the 1985 SOP and 1993 ISP provide that all outstanding options become immediately vested and exercisable in the event of a "Change in Control", as defined in such plans. All of the foregoing are referred to herein as the "Benefit Protections."

   Termination Protection Agreements. As of December 31, 1996, the Company has entered into Termination Protection Agreements ("Agreements") with all of the Executive Officers named in the Executive Compensation table and four other employees (collectively, the "Executives"). The Agreements (all of which are substantially similar) have an initial term of two years which is automatically extended for successive one-year periods unless terminated by either party. If the employment of any of the Executives is terminated (with certain exceptions) within 24 months following a "Change in Control", as defined in the Agreements, or in certain other instances in connection with a Change in Control, the Executives will be entitled to receive certain cash payments (amounts equal to two times current annual salary and the amount of the bonus guarantee under the Bonus Guarantee Letter Agreement and an amount equal to the contributions that the Company would have made to the Tandy Stock Plan, Tandy Fund and SUP over a 24-month period assuming the foregoing salary and bonus guarantee were used to calculate the Company's contributions), as well as the continuation of fringe benefits (including life insurance, disability, medical, dental and hospitalization benefits) for a period of up to 24 months. Additionally, all restrictions on any outstanding incentive awards will lapse and such awards will become fully vested, all outstanding stock options will become fully vested and immediately exercisable, and the Company will be required to purchase for cash, on demand, any shares of unrestricted stock and shares purchased upon the exercise of options at the then per-share fair market value.

   The Agreements also provide that the Company shall make an additional "Gross-Up Payment" (as defined in the Agreements) to the Executives to offset fully the effect of any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), on any payment made to any of the Executives arising out of or in connection with the employment of any of the Executives. In addition, the Company will pay all legal fees and related expenses incurred by any of the Executives arising out of employment of any of the Executives or termination of employment under certain circumstances.

   Payments Upon A Change In Control. Assuming a Change in Control occurred on the date of this Proxy Statement; that all of the named Executive Officers were still employed on that date; and that the named Executive Officers' employment had terminated on that date, the approximate cash payment that would have been made by virtue of all change in control protections implemented by the Company (not including the Gross-Up Payments) to Messrs. Roach, Roberts, Hughes, McClure and Winn would have been $2,240,000, $1,936,071, $709,253, $814,657, and
$1,011,274 respectively. The amount of the Gross-Up Payment, if any, to be paid may be substantial and will depend upon numerous factors, including the price per share of Company Common Stock and the extent, if any, that payments or benefits made to the Executives constitute "excess parachute payments" within the meaning of Section 280G of the Code.

   Rabbi Trust. In connection with the Benefit Protections, Bonus Guarantee Letter Agreements, the Agreements, and several other plans and agreements, the Company is authorized to enter into a Rabbi Trust, which is intended to be a grantor trust under Section 671 of the Code. The Rabbi Trust may be funded by the Company at any time but is required to be funded upon a "Threatened Change in Control" or upon a "Change in Control" (as such terms are defined in the Rabbi Trust) in an amount sufficient to provide for the payment of all benefits provided under the Agreements, the Bonus Guarantee Letter Agreements, the DCP and the DBP. The Rabbi Trust will also provide funds for litigation on behalf of the participants in such plans to the extent necessary to ensure their rights thereunder. The Rabbi Trust will be a trust of which the Company, for tax purposes, is the beneficiary and the trust assets, as assets of the Company, will be subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Organization and Compensation Committee (hereafter the "Committee") at December 31, 1996, were Jack L. Messman (Chairman), James I. Cash, Jr., William G. Morton, Thomas G. Plaskett, and Jesse L. Upchurch. No member of the Committee was an officer or employee of the Company or its subsidiaries during the year ended December 31, 1996, and none was formerly an officer of the Company or any of its subsidiaries, except that Mr. Wilson was President of the Company from 1974 to 1975 and a Vice President of the Company from 1969 until 1974. Mr. Wilson resigned in 1975 upon the completion of the spin-off by the Company of Tandycrafts, Inc. In addition, no Executive Officer of the Company serves on the board of directors or the compensation committee of another entity where a Committee member is employed. During 1996 the Company purchased software in the amount of approximately $526,000 from Novell, Inc., of which Mr. Messman is currently a director, and was the President and CEO from 1981 to 1983. Mr. Jesse L. Upchurch served on the Organization and Compensation Committee until his resignation from the Board of Directors on January 15, 1997.

                                PERFORMANCE GRAPH

   The graph below compares the cumulative total stockholder return on Company Common Stock against the cumulative total return on the S&P Corporate-500 Stock Index and the S&P Retail Composite Stock Index (assuming $100 was invested on December 31, 1991, in Company Common Stock and in the stocks comprising the S&P Corporate-500 Stock Index and the S&P Retail Composite Stock Index and also assuming the reinvestment of all dividends). The S&P Retail Composite Stock Index includes the Company.

   The historical stock price performance of Company Common Stock shown on the graph below is not necessarily indicative of future price performance.

   Any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 shall not be deemed to incorporate by reference this graph and this graph shall not otherwise be deemed filed under such acts. The Company may, however, specifically incorporate this graph by reference in filings under such acts.


Proxy Graph Coordinates - EDGAR Filer

                 Dec. 91   Dec. 92   Dec. 93    Dec. 94    Dec. 95    Dec. 96
                 -------   -------   -------    -------    -------    -------
Tandy Corp.      $100.00  $105.288   $178.208   $182.827   $154.039   $166.285

S&P 500          $100.00  $107.608   $118.405   $120.013   $164.951   $202.724

S&P Retail
Stores
Composite Index  $100.00  $118.466   $112.879   $103.568   $117.367   $138.307


   ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Organization and Compensation Committee (the "Committee") is appointed by the Board of Directors and is composed entirely of outside directors. The Committee is responsible for reviewing and recommending compensation policies and programs to the Company's Board of Directors, as well as recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. It makes decisions with respect to and grants awards under the Company's 1993 ISP. It will also be responsible for granting awards under the 1997 ISP if this plan is approved by the stockholders. The following report outlines the Committee's recent action, its philosophy and policies relative to executive compensation, and the basis for specific compensation awards to the Chief Executive Officer attributable to 1996.

   Changes in Compensation Policies. In 1995 and again in 1996, the Committee reviewed compensation practices at similar companies to determine what would constitute competitive levels of compensation for officers and key employees. It took into account the relative size of the other companies as well as the nature of their businesses. The Committee continues to move the base salaries toward the competitive median. The list of similar retailing and electronics companies that were surveyed by the Committee was reviewed by a nationally recognized compensation and benefits firm in conjunction with the Committee. The basis of the selection was a subjective determination of the public companies that are similar to the Company (the "Peer Group"). Some, but not all, of these companies are included in the S&P Retail Composite Index that is charted in the Performance Graph included in this Proxy Statement.

   Compensation Philosophy and Overall Objectives. The Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of stockholder value, which is best accomplished by linking the financial interests of the Company's key executives closely to the financial interests of the Company's stockholders. Further, the Committee believes that the Company's overall executive compensation program should be a balanced plan that will: (1) motivate executives toward effective long-term management of the Company through prudent use of stock programs that focus management attention on increasing stockholder value; (2) reward effective ongoing management of Company operations through annual performance incentives tied to increased levels of Company and business unit performance; and (3) attract and retain key executives through competitive salary and incentive plans.

   Base Salary. The Company's executive compensation program is designed to include a competitive base salary and an annual bonus tied to appropriate performance goals and objectives. The amounts of base salary increases in January 1996 and 1997, were based on a review of pay practices of similar companies, as well as the Executive Officers' past performance and an assessment of his or her ability to contribute to the Company's progress. The Committee expects that increases in future years will be based on the same factors. Following the review of base salaries in similar Companies the Committee continued to increase executive salaries to competitive levels.

   Annual Incentive Bonus. In general, the Company's 1996 bonus program for five named Executive Officers were based on the following objective criteria. The 1996 bonus program for the Chief Executive Officer ("CEO") and all other named Executive Officers were based on a formula that relied on objective performance measures: the increase in the Company's operating income (before income taxes) over the previous year; the increase in the Company's earnings per share over the previous year; the increase in the Company's share price during 1996 over 1995's share price; and the Company's stock price performance in relation to a peer group of other companies. Under the formula, improvements in operating income (before income taxes) receive the most weight and earnings per share receives more weight than stock price performance. This peer group of other companies is the same group of retail companies previously selected by the Committee whose common stock performance is included in the performance graph included in this Proxy Statement. See "Performance Graph". One of the named Executive Officers other than CEO had one additional objective and one subjective measure which qualified him for an additional bonus if the department which reported to him attained certain targeted levels of performance. The fourth and fifth named Executive Officers had one additional performance measure that took into account operating income (before income taxes) of the division(s) for which they were responsible.

   The bonus formulas for four named Executive Officers including the CEO is subject to a maximum equal to 100% of the Officer's base salary, while the bonus formula for the other named Executive Officer is 80% of his base salary. Under this formula program, there are no guaranteed bonuses. In the case of all of the named Executive Officers, the objective measures in the formula bonus program were required to exceed specified thresholds before any formula bonus was payable. This did not occur, therefore no 1996 bonuses were awarded, earned by, or paid to any of the named Executive Officers.

   Long Term Incentives. In 1996 the Committee granted an aggregate of 418,250 stock options to 61 employees under the 1993 ISP, including all of the named Executive Officers. The amount of options granted to particular officers was determined by the Committee based on its evaluation of the individual's performance following consultation with the Chief Executive Officer. Restricted stock awards relating to 1995 for 26,500 shares were granted to the named Executive Officers under the 1993 ISP and vest as to one-third of the shares on each of the first three annual anniversary dates following the January 2, 1996 grant date.

   The 1993 ISP also permits the Company to grant other stock-based awards, such as performance shares and stock appreciation rights, in amounts determined by the Committee, subject to the restrictions under the 1993 ISP. The Committee believes that stock options and other awards, such as restricted stock grants, are very important in motivating and rewarding creation of long-term shareholder value.

   The Committee has in the past and intends to award stock options and restricted stock awards periodically based on continuing progress of the Company and improvements in individual performance.

   In an effort to continue to strengthen the close alignment of the interests of the Company's management and employees with those of the stockholders, the Committee and the full Board have recommended that the Company's stockholders approve and adopt the 1997 ISP. Under this plan, which is similar to the 1993 ISP, the Company would be able to grant various types of awards, including options, performance units and restricted stock, to eligible participants in amounts to be determined by the Committee, subject to the restrictions set forth in the plan. See "Tandy Corporation 1997 Incentive Stock Plan."

   Compensation of the Chief Executive Officer. For the year ending December 31, 1996, the compensation of the Chief Executive Officer was determined under the compensation plan approved by the Board of Directors in December 1995 and by the shareholders on May 18, 1995. The bonus factors utilized were increases in earnings per share over the prior year, stock price performance exceeding the stock price performance of the peer group, the average stock price performance for 1996 exceeding the average stock price performance for 1995, and the Company's 1996 income before taxes exceeding the prior year income before taxes. Mr. Roach was not paid any bonus attributable to 1996 based on these factors and has not been awarded any additional restricted stock in 1997. Mr. Roach was paid a base salary of $770,000 for the year 1996 and will be paid the same base salary in 1997. The Committee awarded a total of 75,000 stock options to Mr. Roach in October 1996 at the same time other executives received stock options, which amount was less than awarded in 1995. The award was based on the Committee's subjective assessment of the Company's performance and after reviewing competitive data from the outside compensation consultant.

   Compliance with Section 162(m). In general, it is the Committee's policy to structure the compensation paid to the Chairman and CEO so that it will qualify for deductibility under Section 162(m) of the Internal Revenue Code. Also, subject to stockholder approval, the Committee designated a maximum number of options and awards that may be awarded to any one individual under the 1997 ISP, in order to qualify for deductibility under Section 162(m). In appropriate circumstances, however, when necessary to achieve its overall objective of rewarding effective management, the Committee may approve compensation packages which include payments that may not be deductible under Section 162(m).

                   Organization and Compensation Committee

           Jack L. Messman, Chairman                    James I. Cash, Jr.
           William G. Morton                            Thomas G. Plaskett


               CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

    During the year ended December 31, 1996, the Company paid approximately $345,022 to Texas Christian University ("TCU"), of which Dr. Tucker is the Chancellor, for administering the Tandy Technology Scholars Program, and for various seminars, advertisements, tickets, and contributions through the Company's matching gifts program and donations. Dr. Cash resigned from the Board of Trustees of TCU in March 1996. Mr. Roach is Chairman of the Board of Trustees of TCU. During the year ended December 31, 1996, the Company purchased software in the amount of approximately $526,000 from Novell, Inc., of which Mr. Messman is a director.

   It is the opinion of management that the terms obtained by the Company in each of the above transactions are as favorable as those which might have been obtained by other parties.

                 TANDY CORPORATION 1997 INCENTIVE STOCK PLAN

   The Board believes that the adoption of a 1997 Incentive Stock Plan, which would provide stock options, stock appreciation rights, and other awards plans will enable the Company to continue to provide eligible employees and directors an incentive and reward for exceptional managerial talent and encourage them to promote the best interest of the Company. On February 28, 1997 the Board adopted the 1997 ISP, subject to the approval of the 1997 ISP by the stockholders at the Annual Meeting. The 1997 ISP is similar to the 1993 ISP approved by the stockholders of the Company in 1993 and 1995. A summary of the material provisions of the 1997 ISP is provided below; however, it does not purport to be complete and is qualified in its entirety by the terms of the 1997 ISP, the complete text of which is attached to this Proxy Statement as Annex A.

   The adoption of the 1997 ISP is necessary because in an effort to increase retail store managers compensation and to retain well trained store management, the Company granted as of February 1, 1997, under the 1993 ISP an aggregate of approximately 1,020,600 restricted stock awards of 200 shares each to approximately 4,907 RadioShack Store Managers and 400 shares each to 98 Computer City Store Managers. These shares vest on February 1, 2002, and earlier if certain events occur. The vesting terms are: (i) If managers are employed as a store manager or higher position by the Company after February 1, 1999 and the Company Common Stock for 20 consecutive trading days closes at $67 5/8 or more (which would represent an approximately 50% increase in Company Common Stock value from its value on January 31, 1997) the stock will vest at that time, and otherwise, (ii) the shares will vest on February 1, 2002 if the managers are employed as store managers or a higher position of the Company at that time. The Company, as of February 1, 1997, also granted an aggregate of 185,250 stock options of 750 shares each to RadioShack District Sales Managers, 1,500 shares each to RadioShack Regional Sales Managers, and 1,000 shares each to Computer City Sales Managers. These grants will, in the Company's judgment, leave the 1993 ISP with an insufficient number of shares for future awards to provide incentive for key employees. The adoption of the 1997 ISP is also in the best interest of the Company in order that the interests of the key employees remain aligned with the interests of the stockholders.

   The 1997 ISP provides for the administration of its provisions by the Board of Directors through the Organization and Compensation Committee of the Board (the "Committee"). The Committee consists solely of directors who constitute both "Non Employee Directors" within the meaning of Rule 16b-3 and "Outside Directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986. A total of 2,750,000 shares of Company Common Stock or approximately 4.90% of the total number of shares of Company Common Stock entitled to vote will be reserved for issuance pursuant to Awards (as hereinafter defined), or the exercise of options granted under the 1997 ISP. One of the requirements, in order to secure a federal income tax deduction under Section 162(m) of the Internal Revenue Code, specifies that limitations as to the maximum number of Options and Awards be placed in the 1997 ISP. The 1997 ISP provides that (i) the maximum number of shares of Company Common Stock that an Eligible Employee may receive in any calendar year in respect of Options and Awards (other than Awards described in clause (ii) below) may not exceed 250,000 shares, and (ii) the maximum dollar amount of cash or the fair market value of shares of Company Common Stock that any Eligible Employee may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,500,000. Such shares may be either authorized and unissued shares or issued shares reacquired by the Company and held in treasury. It is contemplated that the shares authorized for issuance under the 1997 ISP either as an Award or upon the exercise of any option will be registered with the Securities and Exchange Commission shortly after stockholder approval has been received for the 1997 ISP.

   Awards made under the 1997 ISP are made at the discretion of the Committee, and future grants are not yet determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees in 1997 or thereafter. However, according to present estimates approximately 70 officers, key employees and directors might be considered for grants. All of the Company's officers, including the Executive Officers named in the Summary Compensation Table, will be eligible to be considered for grants. In addition, employees at the retail store manager level and retail field management might also be considered for grants.

   The 1997 ISP permits the grant of either  incentive stock options pursuant to
Section 422 of the Internal Revenue Code of 1986, as amended ("ISOs") or options which are not ISOs, nonstatutory stock options ("NSOs")(sometimes hereafter collectively referred to as "Options"), to the category of persons identified above.

   On the first business day in September of each year, each nonemployee director of the Company will, unless a grant is made at that time under the 1993 ISP, receive an NSO for 4,000 shares of Company Common Stock ("Director Option"). New directors, upon election or appointment will, unless a grant is made at the that time under the 1993 ISP, receive a one-time grant of 5,000 shares. The exercise price for each Director Option is 100% of the fair market value of the Company Common Stock on the day preceding the date of grant. The Director Option will vest as to one-third of the shares of Company Common Stock granted on each of the first three annual anniversary dates after the date of grant. If a director retires, dies, or becomes disabled, Director Options, will be fully vested for all shares of Company Common Stock covered by the Director Option. The fully vested Director Option must be exercised within three years of the director's termination on account of retirement, death or disability. An unexercised Director Option expires 10 years after the date of grant.

   The 1997 ISP also provides that Directors may elect to receive 50% or 100% of their annual retainer fee in Company Common Stock payable in advance on June 1 of each year at its fair market value on the date immediately preceding the date of payment.

   The first grant of Director Options will be made on the first business day of September of each year, as provided for in the 1997 ISP. These grants and retainer fee payments in Company Common Stock under the 1997 ISP will be subject to approval of the 1997 ISP by stockholders at the Annual Meeting. It is anticipated that these option grants will be issued annually commencing on September 1, 1998. However, no annual grant of 4,000 shares, one time grant of 5,000 shares or retainer fee payments will be made under both the 1993 and 1997 ISP in the same year.

   No ISO shall be granted by the Committee to anyone who is not an employee of the Company or one of its subsidiaries on the date of grant. An NSO may be granted to key employees, officers, executive officers and other eligible persons, as described in the 1997 ISP. No Option may be transferred by the person to whom the Option is granted (the "Optionee") except by the laws of descent and distribution. During the life of the Optionee an Option may only be exercised by the Optionee or his or her legal representative. The exercise price of shares under an Option (other than a Director Option) shall be determined by the Committee and set forth in the Option agreement with the Optionee, provided however that the exercise price for an ISO shall not be less than 100% of the fair market value of a share of Company Common Stock on the date of grant (110% in the case of a 10% or more stockholder of Company Common Stock) and for an NSO shall not be less than 100% of the fair market value of a share of Company Common Stock on the date of grant.

   Subject to the terms of the 1997 ISP, the Committee may modify outstanding employee options or accept surrender of outstanding employee options and grant new options; however, no modification or substitution of new options to an employee may result in an option price that is lower than the option price of the originally issued option. Notwithstanding the foregoing, no modification of an employee Option shall adversely alter or impair any rights or obligations under the Option agreement without the Grantee's consent. Similarly no modification of an outstanding Director Option or substitution of a new Director Option to a Director may result in an option price that is lower than the option price of the originally issued Director Option.

   Options shall be for such terms as shall be specified by the Committee, except that the termination date for any Option shall not exceed 10 years from the date of grant (five years in the case of an ISO granted to a 10% or more stockholder of Company Common Stock). Options (other than Director Options) shall become exercisable in such installments, which need not be equal, and at such times as may be designated by the Committee and set forth in the Option agreement. Subject to the discretion of the Committee in the case of Options other than Director Options, payments for shares issuable upon the exercise of an Option may be made in the form of cash, common stock at fair market value on the date preceding the date of exercise or any combination thereof. Unless an agreement evidencing options provides otherwise, in the event of a "Change in Control", as defined in the 1997 ISP, all Options outstanding shall be immediately and fully exercisable, and within 60 days after such Change in Control any Option or any portion thereof not yet exercised may be surrendered to the Company for cancellation and a cash payment if such agreement so provides.

   The Committee may, either alone or in connection with the grant of an Option, grant to Eligible Employees (as defined in the 1997 ISP) Stock Appreciation Rights ("SARs") in accordance with the 1997 ISP, the terms and conditions of which shall be set forth in the applicable grant agreement between the Company and the grantee. If granted in connection with an Option, an SAR shall cover the same shares of Company Common Stock covered by the Option (or such lesser number of shares as the Committee may determine) and shall be subject to the same terms and conditions as the related Option.

   An SAR granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. An SAR granted in connection with an ISO shall be exercisable only if the fair market value of a share of Company Common Stock on the date of exercise exceeds the purchase price specified in the related ISO agreement. Upon the exercise of an SAR related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the fair market value of a share of Company Common Stock on the date preceding the date of exercise of such SAR over the per share purchase price under the related Option, by (B) the number of shares as to which such SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any SAR by including such a limit in the agreement evidencing the SAR at the time it is granted.

   Upon the exercise of an SAR granted in connection with an Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of an Option granted in connection with an SAR or the surrender of such Option, the SAR shall be canceled to the extent of the number of shares as to which the Option is exercised or surrendered.

   The Committee may grant to Eligible Employees SARs unrelated to Options. SARs unrelated to Options shall contain such terms and conditions as to exercisability vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of an SAR unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the fair market value of a share of Company Common Stock on the date preceding the date of exercise of such SAR over the fair market value of a share on the date the SAR was granted, by (B) the number of shares as to which the SAR is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any SAR by including such a limit in the agreement evidencing the SAR at the time it is granted.

   The amount payable upon exercise of an SAR may be made in the discretion of the Committee, solely in whole shares of Company Common Stock in a number determined at their fair market value on the date preceding the date of exercise of the SAR, or solely in cash, or in a combination of cash and shares. If the Committee decides to make full payment in shares and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

   Subject to the terms of the 1997 ISP, the Committee may modify outstanding grants of SARs or accept the surrender of outstanding grants of SARs (to the extent not exercised) and grant new SARs in substitution for them, however no surrender or modification of an SAR, whether or not related to an option, may result in the fair market value of the underlying security (either the per share purchase price under the related Option or the per share fair market value of Company Common Stock under the unrelated Options) that is lower than the fair market value of same at the time of the grant of the SAR. Notwithstanding the foregoing, no modification of an SAR shall adversely alter or impair any rights or obligations under the SAR agreement without the Grantee's consent.

   Unless an agreement evidencing an SAR provides otherwise, in the event of a Change in Control, subject to the foregoing restrictions, all SARs shall become immediately and fully exercisable within 60 days after a Change in Control and SARs unrelated to an Option may be exercised for a cash payment if such agreement so provides.

   Awards under the 1997 ISP may also be in the form of restricted stock grants or performance units or performing shares (hereafter collectively referred to as "Awards"). Each agreement related to an Award shall contain such restrictions, terms and conditions as the Committee may, in its sole discretion, determine. The Committee may require that an appropriate legend be placed on any restricted securities issued.

   The Committee in its discretion may grant Awards of restricted shares of Company Common Stock to an employee. Restricted shares may either be held in escrow in the name of the employee or credited to a book account in the name of the employee until such time as all restrictions lapse or the Award is terminated. Until all restrictions on restricted shares of Company Common Stock issued under the 1997 ISP have lapsed, such shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the employee. At the time of grant, the Committee shall determine whether or not, in the event of a Change in Control all restrictions should immediately lapse, and if so the shares would then become immediately vested in the employee upon a Change in Control. Dividends paid on restricted stock shall be either paid to the employee or deferred and retained in escrow or book account until such time as all restrictions on the shares lapse. The Committee may provide that any deferred dividends be reinvested in additional restricted shares of Company Common Stock. Upon the lapse of all restrictions, such shares and any dividends accrued, with interest on said dividends, shall be delivered to the employee free of all restrictions.

   The Committee in its discretion may grant Awards of performance units or performance shares to an employee which will be payable upon the attainment of specified performance objectives dureing a specified period of time. The specified objectives may be expressed in terms of (i) earnings per share of Company Common Stock, (ii) pre-tax profits, (iii) net earnings or net worth,
(iv) return on equity or assets, (v) stock price, or any combination of the foregoing for the Company, a subsidiary or a division thereof as may be applicable. Performance units may be denominated in shares of stock or a specified dollar amount and are contingent upon attainment of the specified performance objective(s) within the specified period of time. A performance unit represents the right to receive payment of (i) the specified dollar amount in the case of a cash Award, (ii) in the case of a share-denominated performance unit the fair market value of a share of Company Common Stock on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Committee, or (iii) a percentage of the amount described in clauses (i) or (ii) depending on the level of performance objective attainment (which may be greater than 100% of such amount but may not exceed any maximum amount placed on the Award by the Committee). Payment of performance unit Awards will be made within 60 days of the last date of the performance cycle (the period over which the performance objectives are designated to be met) in which the Award vested (because the performance objectives were met). Payment of a performance unit Award may be made entirely in shares of Company Common Stock valued at their market value as of the last day of the performance cycle, or such other date specified by the Committee, entirely in cash, or in such combination of shares of the Company's Common Stock and cash as the Committee may in its discretion determine at the time of payment. Any performance unit payment in the form of shares may be in the form of restricted shares in which case the provisions relating to restricted shares described above shall be complied with and an appropriate agreement entered into between the employee and the Company.

   Performance shares are awarded in the form of shares of Company Common Stock. The Committee will determine the total number of performance shares subject to an Award and the time or times at which the performance shares will be issued to the grantee at the time the Award is made. In addition, the Committee will determine (a) the time or times at which the awarded but not issued performance shares shall be issued to the grantee and (b) the time or times at which awarded and issued performance shares shall become vested in or forfeited by the grantee, in either case based upon the Company's attainment of specified performance objectives within the specified period of time. At the time the award of performance shares is made, the Committee may determine that dividends be paid or deferred on the issued performance shares and, if deferred, whether such dividends will be reinvested in shares of Company Common Stock. Deferred dividends (together with any interest accrued thereon) will be paid upon the lapsing of restrictions on performance shares or forfeited upon the forfeiture of performance shares.

   Upon a Change in Control, (x) a percentage of performance units, as determined by the Committee at the time of grant of the performance units, will become vested and the Grantee will be entitled to receive cash payment in an amount that was determined by the Committee at the time of the grant of such performance units and as set forth in the agreement, and (y) with respect to performance shares, all restrictions shall lapse on a percentage of the performance shares, as determined by the Committee at the time the performance shares are granted. In addition, the agreements evidencing the grant of performance shares and performance units shall contain provisions for the treatment of such Awards (or portions thereof) which do not become vested as a result of a Change in Control, including, without limitation, provision for the adjustment of applicable performance objectives.

   The 1997 ISP provides that the Company may deduct from any distribution the amount equal to all federal, state and local income taxes or other amounts as may be required by law to be withheld with respect to any Option, SAR or Award. If an Optionee or employee will experience a taxable event in connection with the receipt of shares pursuant to an Option and/or SAR exercise or payment of an Award, the Optionee or employee shall pay the amount of the withholding taxes to the Company prior to the issuance or release from escrow of such shares. Subject to the consent of the Committee, an Optionee or an employee may elect to have shares withheld from any distribution in satisfaction of his withholding obligations.

   For Federal income tax purposes, an Optionee will not be subject to the tax at the time an Option or SAR is granted. Generally, an Optionee will not recognize income upon the exercise of an ISO. If the Common Stock is held for a period of more than one year after the date of exercise, and two years from the date of grant, the gain, if any, on the sale is a long term capital gain. If the stock is sold within one year after the date of exercise and two years from the date of grant, the lesser of the excess of (a) the fair market value at the date of sale over the exercise price, or (b) the fair market value at the date of exercise over the exercise price, is ordinary income at the date of sale. The remainder of the gain, if any, will be capital gain at the date of sale. The Company will be entitled to a business expense deduction to the extent the Optionee recognizes ordinary income.

   The exercise of an NSO or SAR increases an Optionee's ordinary taxable income and such income will be reported by the Company on a Form W-2 for Eligible Employees and on a Form 1099 for non employee directors. Income recognition is the difference between the exercise price and the fair market value of the shares at the date of exercise. This income is ordinary income and the employee Optionee is required to remit FICA or Federal income taxes to the Company prior to the receipt of shares. Non employee director Optionees are not required to remit FICA to the Company. If the Company complies with the applicable income reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as an Optionee recognizes ordinary income in connection with the exercise of an NSO or SAR.

               Certain Federal income Tax Consequences Relating
                          to Awards Under the 1997 ISP

   Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has structured the 1997 ISP with the intention that compensation resulting from awards of Options, Stock Appreciation Rights, Performance Shares and Performance Units may qualify as "performance-based compensation" and would be deductible. To qualify, the Company is seeking stockholder approval of the 1997 ISP and will not grant Options or Awards thereunder if such stockholder approval is not obtained.

   The 1997 ISP provides for the adjustment of the Options or Awards in the event of a Change in Capitalization, as defined in the 1997 ISP. The amount of said adjustment is to be determined conclusively by the Committee. Likewise, in the event of certain liquidations, dissolutions or mergers, the 1997 ISP and the Options and Awards issued thereunder shall continue in effect with respect to the terms of the individual agreements and each Optionee and employee shall be entitled to receive in respect to each share subject to any outstanding Option or Award, upon exercise of the Option or payment of the Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share was entitled to receive in the dissolution, liquidation or merger.

   The 1997 ISP also provided for individual limits as to the maximum number, and dollar amount of Options and Awards that may be granted to any employee in any one calendar year.

   The 1997 ISP shall terminate on the tenth annual anniversary of the day preceding the date of its adoption by the Board and no Option or Award shall be granted under the 1997 ISP thereafter. The Board may in its discretion terminate, amend, modify or suspend the 1997 ISP, except that any such action shall have no effect on an Award or Option already outstanding, and provided to the extent necessary under applicable law no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

      The per share closing price of the Company's Common Stock on March 18, 1997, as reported on the New York Stock Exchange Composite Tape, was $51.875.

   The affirmative vote of a majority of the Common Stock votes entitled to vote and present in person or proxy at the Annual Meeting is required for the adoption of the 1997 ISP.

   The Board recommends a vote FOR the adoption of the 1997 ISP.

                             INDEPENDENT ACCOUNTANTS

   The Board has selected Price Waterhouse, which has audited the Company's books annually since 1899, as independent accountants for 1997. Representatives of Price Waterhouse are expected to be present at the Annual Meeting with an opportunity to make a statement and/or respond to appropriate questions.


              STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

   In order for proposals of stockholders to be considered for inclusion in the proxy statement for the 1998 Annual Meeting of Stockholders of the Company, which is now scheduled to be held on May 21, 1998, such proposals must be received by the Secretary of the Company by November 26, 1997.

                                  ANNUAL REPORT

   A copy of the Company's Annual Report for the year ended December 31, 1996, is being mailed to stockholders with this Proxy Statement. Stockholders who do not receive a copy of such Annual Report may obtain a copy without charge by writing or calling Shareholder Services, Tandy Corporation, 100 Throckmorton Street, Suite 1700, Fort Worth, Texas 76102-2818, telephone number
817-390-3022.

                                  OTHER MATTERS

   As of the date of this Proxy Statement, management of the Company has no knowledge of any other business to be presented to the meeting. If other business is properly brought before the meeting, the persons named in the Proxy will vote according to their discretion.



                                                    TANDY CORPORATION




                                                    Fort Worth, Texas
March 28, 1997


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                                      25

                                     ANNEX A
                                        1
                                TANDY CORPORATION
                            1997 INCENTIVE STOCK PLAN
                              (includes Directors)

      1.    Purpose.

      The purpose of this Plan is to strengthen Tandy Corporation (the "Company") by providing an incentive to its Eligible Employees (as hereinafter defined), and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to, Eligible Employees of the Company and its subsidiaries and to Eligible Directors an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares (as each term is hereinafter defined).

      2.    Definitions.

      For purposes of the Plan:

      2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

      2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

      2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award or any or all of them.

      2.4   "Board" means the Board of Directors of the Company.

      2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

      2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

      2.7 A "Change in Control" shall mean the occurrence during the term of the Plan and during the term of any Option issued under the Plan of:
                  (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any
      "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined).

                  (b) The individuals who, as of March 1, 1997, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934
      Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c)  Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the Company, unless

                        (A) the stockholders of the Company,  immediately before
            such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                        (B) the  individuals  who were members of the  Incumbent
            Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation,

                        (C) no Person  other than the Company,  any  Subsidiary,
            any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities, and

                        (D) a  transaction  described in clauses (A) through (C)
            shall herein be referred to as a "Non-Control Transaction";

                  (ii) A complete  liquidation  or dissolution of the Company;
      or

                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

      2.8   "Code" means the Internal Revenue Code of 1986, as amended.

      2.9 "Committee"  means a committee of the Board consisting of at least two
(2) members, all of who are Disinterested Directors appointed by the Board to administer the Plan and to perform the functions set forth herein.

      2.10  "Company" means Tandy Corporation, a Delaware Corporation.

      2.11  "Director Option" means an Option granted pursuant to Section 5.

      2.12 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

      2.13 "Disinterested Director" means a director of the Company who is both a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, and a "Outside Director" within the meaning of Section 162(m) of the Code.

      2.14 "Division" means any of the operating units or divisions of the Company.

      2.15 "Eligible Employee" means any officer or other key employee or consultant or advisor of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

      2.16 "Eligible Director" means a director of the Company who is not an employee at the time of grant of the Company or any Subsidiary.

      2.17  "Employee Option" means an Option granted pursuant to Section 6.

      2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.19 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

      2.20 "Grantee" means a person to whom an Award has been granted under the Plan.

      2.21 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

      2.22  "93  ISP"  means  the  Tandy   Corporation  1993  Incentive  Stock
Plan.

      2.23 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

      2.24 "Option" means a Employee Option, a Director Option, or either or both of them.

      2.25 "Optionee" means a person to whom an Option has been granted under the Plan.

      2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

      2.27 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

      2.28 "Performance Cycle" means the time period specified by the Committee at the time a Performance Award is granted during which the performance of the Company, a Subsidiary or a Division will be measured.

      2.29 "Performance Shares" means Shares issued or transferred to an Eligible Employee under Section 10.

      2.30 "Performance Unit" means Performance Units granted to an Eligible Employee under Section 10.

      2.31  "Plan or 97 ISP" means the Tandy  Corporation 1997 Incentive Stock
Plan.

      2.32 "Restricted Stock" means Shares issued or transferred to an Eligible Employee pursuant to Section 9.

      2.33 "Retirement" means termination of service as a Director under circumstances entitling the Director to a retirement benefit under the Company's Directors Special Compensation Plan.

      2.34 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8.

      2.35 "Shares" means the common stock, par value $1.00 per share, of the Company.

      2.36 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

      2.37  "Successor  Corporation"  means  a  corporation,   or  a  parent  or
subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

      2.38 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

      3.    Administration.

      3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

      3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

            (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or
Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan; and

            (b) select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Units, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such Performance Units or Performance Shares, the maximum value of each Performance Unit and Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan.

      3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

            (a) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

            (b) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

            (c) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

            (d) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

      3.4 During any calendar year, (i) no Eligible Employee may be granted Options and Awards (other than Awards described in clause (ii) below) in the aggregate in respect of more than 250,000 Shares and (ii) the maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Employee may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $1,500,000.

      4.    Stock Subject to the Plan.

      4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,750,000. Upon a Change in Capitalization the maximum number of Shares shall be adjusted in number and kind pursuant to
Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

      4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

            (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

            (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

      4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

      5.    Director Plans.

      5A.   Option Grants to Eligible Directors.

      5A.1 Annual Grant. Subject to the provisions of Section 5C. hereof, Director Options shall be granted to each Eligible Director on the first trading day of September of each year the Plan is in effect and Director options under the 93 ISP are no longer available for grant to such Directors or any one of them, as the case maybe. Each Director Option granted shall be in respect of 4,000 Shares. The purchase price of each Director Option shall be as provided in
Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options, and further such terms may not provide for a modification of a Director Option and the grant of new Director Option in substitution for them which results in a Purchase Price (as defined in Section 5A.3 hereof) that is lower than the Purchase Price of the originally issued Director Option until authorized by the shareholders of the Corporation.

      5A.2 One Time Grant. Subject to the Provisions of Section 5C. hereof, each newly appointed or elected Eligible Director who has not previously received a one-time grant under the 93 ISP or hereunder, shall be granted an option on the date the Eligible Director attends his or her first Company Board meeting. Each Director Option granted under this section shall be in respect of 5,000 Shares. The purchase price of each Director Option shall be as provided in Section 5A.3 and such Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the timing of awards of Director Options, including provisions dealing with forfeiture or termination of such Director Options.

      5A.3 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the trading date immediately preceding the date of grant.

      5A.4 Vesting. Subject to Section 7.4, each Director Option shall become exercisable with respect to one third (1/3) of the Shares subject thereto effective as of each of the first, second and third annual anniversaries of the grant date; provided, however, that the Optionee continues to serve as a Director as of such dates. Notwithstanding the foregoing, if a Director's service terminates by reason of his death, Disability or Retirement, all Director Options then held by the Director shall be fully vested.

      5A.5 Duration. Each Director Option shall terminate on the date which is the tenth annual anniversary of the grant date, unless terminated earlier as follows:

            (a) If an Optionee's service as a Director terminates for any reason other than Retirement, Disability, death or Cause, the Optionee may, for a period of three (3) months after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

            (b) If an Optionee's service as a Director terminates by reason of the Optionee's Retirement or by resignation or removal from the Board due to Disability, the Optionee may, for a period of three (3) years after such termination, exercise his or her Option to the extent, and only to the extent that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

            (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

            (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this
Section 5A.5, or within three (3) years after termination of service as a Director as described in clause (b) of this Section 5A.5, the Option granted to the Optionee may be exercised at any time within 12 months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full.


      5B.   Stock Purchase for Director Retainer Fees.

      5B.1  Election to Participate.

            (a) Initial Year Election. Each Eligible Director may participate in this Section 5B by filing an election to participate with the Company Secretary (the "Initial Year Election") at any time following his or her appointment or election. An Initial Year Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of each calendar month commencing with the first calendar month commencing after the receipt of the Initial Year Election by the Company Secretary and ending the subsequent May 31. An Eligible Director may, pursuant to an Initial Year Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in Section 5B.1 (b) below.

            (b) Annual Election. Each Eligible Director may, prior to May 1 of any year, elect to participate (or cease to participate ) or change his or her level of participation in this Section 5B (an "Annual Election"). An Annual Election shall become effective with respect to the Eligible Director's retainer fees payable to him or her under the Eligible Director compensation plan in respect of the year commencing on June 1 next subsequent to the receipt of the Annual Election by the Company Secretary and shall continue for subsequent years unless changed pursuant to this Section 5B.1 (b). An Eligible Director may, pursuant to an Annual Election, participate in this Section 5B only at either a 50% or 100% level and may not change his or her level of participation except as provided in this Section 5B.1(b).

      5B.2  Payment in Stock.

            (a) For the period commencing on the effective date of a Eligible Director's Initial Year Election through the next subsequent May 31, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer divided by twelve
(12), then multiplied by the number of calendar months from the effective date of the Initial Year Election through the next subsequent May 31; and (ii) Shares will be issued to each Eligible Director participating at the 50% level according to the calculation in clause (i) of this Section 5B.2 (a) but reduced by one-half. Shares will be issued as of the effective date of the Initial Year Election.

            (b) For each year commencing on June 1 in respect of which an Eligible Director has elected to participate in this Section 5B pursuant to an Annual Election, (i) Shares will be issued to each Eligible Director participating at the 100% level having a Fair Market Value (as of the first trading day immediately preceding the date of issuance) equal to the Eligible Director's annual retainer; and (ii) Shares will be issued to each Eligible Director participating in this section 5B at the 50% level according to the calculation in clause (i) of this Section 5B.2(b) but reduced by one-half. Shares will be issued as of June 1.

            (c) The issuance of Shares to an Eligible director participating in this Section 5B shall represent payment in advance of, and shall be in lieu of, 50% or 100%, as applicable, of the Eligible Director's annual retainer for the period in respect of which the Initial Year Election or the Annual Election is in effect.

      5B.3 Distribution. Shares will be distributed to the Eligible Director as soon as practicable after issuance. No fractional Share will be issued to any Eligible Director. Any amount not used for the acquisition of a Share will be paid to the Eligible Director in cash.

      5C.   Director Option Grants under the 93 ISP and the Plan

      5C.1 No Duplication. Notwithstanding any provision in this Plan to the contrary, no Director Option shall be granted to any Eligible Director pursuant to Section 5A of this Plan on any day if such Director is granted an option pursuant to Section 5A of the 93 ISP on such day. In addition, no Shares shall be issued pursuant to Section 5B of this Plan in respect of an Eligible Director's retainer fees if Shares are or will be issued pursuant to Section 5B of the 93 ISP in respect of such retainer fees.

      6.    Option Grants for Eligible Employees.

      6.1 Authority of Committee.  Subject to the  provisions of the Plan and to
Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options (each an "Employee Option"), the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

      6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Incentive Stock Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and the purchase price per Share under each Nonqualified Stock Option shall not be less than the Fair Market Value of a Share on the date the Nonqualified Stock Option is granted.

      6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

      6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

      6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, (i) no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent, and (ii) no modification or surrender of an outstanding option and the grant of new options in substitution for them which results in a purchase price (as defined in Section 6.2 hereof) that is lower than the purchase price of the originally issued Option shall be effective until authorized by the shareholders of the Corporation.

      7.    Terms and Conditions Applicable to All Options.

      7.1 Transferability. Unless otherwise provided by the Committee, no Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

      7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
(ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option. The written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of the purchase price in cash from the Optionee's broker or dealer, that has been approved by the Company, designated as such on the written notice, in payment for any Shares purchased pursuant to the exercise of an Option, the Company shall issue such Shares directly to the designated broker or dealer that has been approved by the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

      7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee or his designated broker or dealer that has been approved by the Company and (iii) the Optionee's name or the name of his designated broker or dealer that has been approved by the Company shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

      7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless an Agreement evidencing an Option provides otherwise, in the event of a Change in control the Option shall become immediately and fully exercisable. In addition, an Agreement evidencing an Option may provide that the Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, the Option or portion of the Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of
(x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first annual anniversary of the termination of the Optionee's employment or service or (B) the expiration of the stated term of the Option.

      8. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant to Eligible Employees, Stock Appreciation Rights in accordance with the Plan and the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

      8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

      8.2   Stock Appreciation Right Related to an Option.

           (a) Exercise. Subject to Section 8.6, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

           (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

           (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

      8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the "Base Price") , by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

      8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Corporate Secretary or the President of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Corporate Secretary or President of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

      8.5 Form of  Payment.  Payment of the  amount  determined  under  Sections
8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

      8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, (i) no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent, and
(ii) no modification or surrender of an outstanding Award of Stock Appreciation Rights and the grant of new Awards in substitution for them, which results (in the case of Stock Appreciation Right related to Option) in a purchase price that is lower than the purchase price specified in the related Incentive Stock Option Agreement, and (in the case of Stock Appreciation Rights unrelated to Options) results in a lower Base Price of a Share than that which existed on the date the Stock Appreciation Right unrelated to Options was granted shall be effective until authorized by the shareholders of the Corporation.

      8.7 Effect of Change in Control. Notwithstanding anything contained in this Plan to the contrary, unless an Agreement evidencing a Stock Appreciation Right provides otherwise, in the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. Notwithstanding Sections 8.3 and 8.5, an Agreement evidencing a Stock Appreciation Right may provide that upon the exercise of a Stock Appreciation Right unrelated to an Option or any portion thereof during the sixty (60) day period following a Change in Control, the amount payable shall be in cash and shall be an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the Shares subject to Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first annual anniversary of (A) the termination of the Grantee's employment or (B) the expiration of the stated term of the Stock Appreciation Right.

      9.    Restricted Stock.

      9.1 Grant. The Committee may grant to Eligible Employees and Directors, Awards of Restricted Stock, and may issue Shares of Restricted Stock in payment in respect of vested Performance Units (as hereinafter provided in Section 10.2), which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

      9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder may either be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted or credited in a separate book account in the Grantee's name maintained for that purpose provided that the Grantee has executed an Agreement evidencing the Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, and, in the discretion of the Committee, appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. The Committee shall have the full and final authority to determine, upon delivery of the Shares to the escrow agent, or the establishment of a book account in the name of the Grantee, as the case may be, whether or not the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

      9.3 Transferability. Unless otherwise provided by the Committee, until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

      9.4   Lapse of Restrictions.

            (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

            (b) Effect of Change in Control. Notwithstanding anything contained in the Plan, unless the Agreement evidencing the Award provides to the contrary, in the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee.

      9.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

      9.6 Treatment of Dividends. At the time the Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

      9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

      10.   Performance Awards.

      10.1  Performance Objectives.

            (a) Performance objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) price of Shares, or (vi) any combination of the foregoing, for the Company, Subsidiary or Division thereof, as may be applicable. Performance objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The performance objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety
(90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

            (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable performance objectives have been satisfied.

      10.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Employees, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified performance objectives within the Performance Cycle, represent the right to receive payment as provided in Section 10.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of performance objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted, specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of the Performance Units to which it relates, the performance objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such objectives must be satisfied.

            (a) Vesting and Forfeiture. Subject to Sections 10.1 (b) and 10.4, Grantee shall become vested with respect to the Performance Units to the extent that the performance objectives set forth in the Agreement are satisfied for the Performance Cycle.

            (b) Payment of Awards. Subject to Section 10.1 (b), payment to Grantees in respect of vested Performance Units shall be made within sixty (60) days after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 10.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion, shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

      10.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Employees, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

            (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, either the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee or whether a separate book account in the name of the Grantee should be maintained and credited with the Performance Shares represented by such Award; provided, however, that no Performance Shares shall be issued or credited to any such book account until the Grantee has executed an Agreement evidencing the Award, and, in the discretion of the Committee, the appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, and, in the discretion of the Committee, the appropriate blank stock powers, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, or the establishment of a book account in the name of Grantee, as the case may be, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

            (b) Transferability. Unless otherwise provided by the Committee until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

            (c) Lapse of Restrictions. Subject to Section 10.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of performance objectives as the Committee may, in its discretion, determine at the time an Award is granted.

            (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

            (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

      10.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in
Control:

            (a) With respect to the Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control, a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

            (b) With respect to the Performance Shares, all restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

            (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable performance objectives.

      10.5 Transferability. Unless otherwise provided by the Committee no Performance Awards shall be transferable by the Grantee otherwise than by will or the laws of descent and distribution.

      10.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, (i) no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent, and (ii) no modification or surrender of an outstanding Performance Award and grant of new Performance Awards in substitution for them can have the effect of increasing the value to be granted to an Eligible Employee for comparable performance unless and until authorized by the shareholders of the Corporation.

      11. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

       12.   Adjustment Upon Changes in Capitalization.

            (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5; and (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan, and the purchase price therefor, if applicable; and (iv) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Employee.

            (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

            (c) Any stock adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Option.

            (d) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

      13. Effect of Certain Transactions. Subject to Sections 7.4, 8.7, 9.4(b) and 10.4, in the event of (i) the liquidation or dissolution of the Company or
(ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

      14. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth annual anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

            (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards therefore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan;

            (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations.

            (c) The provisions of Section 5 shall not be amended more often than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

      15. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

      16. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

      (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

      (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

      (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

      (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

      17.   Regulations and Other Approvals; Governing Law.

      17.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflict of laws principles.

      17.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

      17.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and Section 162 (m) of the Code, and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule and Section 162(m) of the Code shall be inoperative and shall not affect the validity of the Plan.

      17.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

      17.5 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

      17.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

      18. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a pooling transaction under the Code, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonable necessary in order to assure that the pooling transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

      19.   Miscellaneous.

      19.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee.

      19.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution of cash to any Director, Optionee or Grantee, an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the receipt of any retainer fee, Option or Award. If a Director, Optionee or Grantee is to experience a taxable event in connection with the receipt of Shares pursuant to a payment in stock, Option exercise or payment of an Award (a
"Taxable Event"), the Director, Optionee or Grantee shall pay the Withholding Taxes to the Company prior to the issuance, or release from escrow, of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Director, Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee or Company Secretary, as applicable, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes. The Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 19.2 (other than as regards Director Options) or impose such other restrictions or limitations on Tax Elections as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

            (b) If an  Optionee  makes a  disposition,  within  the  meaning  of
Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

            (c) The Committee shall have the authority, at the time of grant of an Employee Option or Award under the Plan or at any time thereafter, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

      20. Effective Date. The effective date of the Plan shall be May 31, 1997, after the date of its adoption by the Board, and the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within 12 months of such adoption.